EXHIBIT 10.3

NONQUALIFIED STOCK OPTION

AGREEMENT UNDER THE REPRO MED SYSTEMS, INC.

2021 OMNIBUS EQUITY INCENTIVE PLAN

Name of Grantee:		(the “Grantee”)
No. of Shares Underlying Options:		(the “Underlying Shares”)
Grant Date:		(the “Grant Date”)
Vesting Commencement Date:		(“Vesting Commencement Date”)
Expiration Date:		(the “Expiration Date”)
Exercise Price/Share:	$	(the “Exercise Price”)

Pursuant to the Repro Med Systems, Inc. 2021 Omnibus Equity Incentive Plan (the “Plan”), Repro Med Systems, Inc., a New York corporation (together with all successors thereto, the “Company”), hereby grants to the Grantee, an Option to purchase, on or prior to the Expiration Date (or such earlier date as provided below), all or any part of the number of Shares of Common Stock of the Company indicated above (the “Underlying Shares,” with such Shares once issued being referred to herein as “Option Shares”) at the Exercise Price per share indicated above.

Notwithstanding anything in this Nonqualified Stock Option Agreement (the “Agreement”) to the contrary, this Option and any Option Shares acquired upon shall be subject to, and governed by, all the terms and conditions of the Plan. To the extent there is any inconsistency between the terms of the Plan and of this Agreement, the terms of the Plan shall control.

All capitalized terms used in this Agreement and not otherwise defined shall have the respective meanings given such terms in the Plan.

1.         Vesting and Exercisability. Subject to such further limitations as are provided in the Plan and as set forth herein, the Option shall vest and become exercisable: [with respect to 25% of the Underlying Shares on each of the first (1st), second (2nd), third (3rd) and fourth (4th) anniversaries of the Vesting Commencement Date until the Option is fully vested and exercisable on the fourth (4th) anniversary of the Vesting Commencement Date.]

2.         Exercise of Option. Prior to the Expiration Date (or such earlier date provided below), the Grantee may exercise this Option by delivering a Option exercise notice (an “Exercise Notice”) in the form of Appendix A hereto indicating his or her election to purchase some or all of the Underlying Shares with respect to which this Option is exercisable at the time of such notice and paying the Exercise Price for the number of Underlying Shares purchased. The Option may not be exercised for any fractional shares.

(a)        Termination of Affiliation. Except as the Committee may otherwise expressly provide, or as may otherwise be expressly provided in any agreement between the Company and the Grantee, if the Grantee has a Termination of Affiliation with the Company and all of its Affiliates, the period within which the Grantee may exercise this Option may be subject to earlier termination as set forth below:

(b)        Termination of Affiliation Due to Death or Disability. If the Grantee’s Termination of Affiliation occurs by reason of such Grantee’s death or Disability, this Option may be exercised, to the extent exercisable on the date of such termination, by the Grantee or by the Grantee’s legal representative or legatee for a period of twelve (12) months from the date of such termination or until the Expiration Date, if earlier.

(c)        Forfeiture Event. If the Grantee has a Forfeiture Event, within the meaning of Section 18.5 of the Plan, all Options (unvested and vested) shall terminate immediately.

(d)        Other Termination. If the Grantee’s Termination of Affiliation occurs for any reason other than death or Disability or Cause, this Option may be exercised, to the extent exercisable on the date of such termination, by the Grantee until the earlier of (i) the date that is three months from the date of the Grantee’s Termination of Affiliation or (ii) the Expiration Date.

(e)        Treatment of Unvested Options on Termination of Affiliation. Any portion of this Option that is not exercisable on the date of the Grantee’s Termination of Affiliation for any reason shall terminate immediately and be null and void and of no further force and effect.

3.         Status of Option. This Option is intended not to qualify as an “incentive stock option” as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended.

4.         Withholding Taxes. The Grantee agrees to make appropriate arrangements with the Company (or the appropriate Affiliate that employed the Grantee) for the satisfaction of all applicable Federal, state, local and foreign income and employment tax withholding requirements, if any, arising in connection with the exercise of the Option. The Grantee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if the Grantee does not deliver or make arrangements to deliver such required withholding amounts to the Company at the time of exercise.

5.         Miscellaneous Provisions.

(a)        Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Grantee.

(b)        Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Grantee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(c)        Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(d)         Non-assignable. All Options granted hereunder shall not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee.

[SIGNATURE PAGE FOLLOWS]

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

REPRO MED SYSYEMS, INC.

By: _______________________________

Name:

Title:

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan and understands that the Option granted hereby is subject to the terms of the Plan and of this Agreement. This Agreement is hereby accepted, and the terms and conditions thereof and of the Plan hereby agreed to, by the undersigned as of the date first above written.

GRANTEE:

__________________________________

Name:

DESIGNATION OF BENEFICIARY: _____________________________________

Appendix A

STOCK OPTION
EXERCISE NOTICE

Repro Med Systems, Inc.

Attention: Corporate Secretary

Pursuant to the terms of the stock option agreement between myself and Repro Med Systems, Inc. (the “Company”) dated ______________ (the “Agreement”), under the Company’s 2021 Omnibus Equity Incentive Plan, I, [Insert Name], hereby [Circle One] partially/fully exercise such Option by including herein payment in the amount of $_________________ representing the purchase price for [Fill in number of Underlying Shares] ___________________ Option Shares. I have chosen the following form(s) of payment:

[  ]  1.  Cash

[  ]  2.  Personal, certified or bank check payable to Repro Med Systems, Inc., or

[  ]  3.  Wire transfer.

Sincerely yours,

Name:

__________________________________

Address:

__________________________________

INCENTIVE STOCK OPTION

AGREEMENT UNDER THE REPRO MED SYSTEMS, INC.

2021 OMNIBUS EQUITY INCENTIVE PLAN

Name of Grantee:		(the “Grantee”)
No. of Shares Underlying Options:		(the “Underlying Shares”)
Grant Date:		(the “Grant Date”)
Vesting Commencement Date:		(“Vesting Commencement Date”)
Expiration Date:		(the “Expiration Date”)
Exercise Price/Share:	$	(the “Exercise Price”)

Pursuant to the Repro Med Systems, Inc. 2021 Omnibus Equity Incentive Plan (the “Plan”), Repro Med Systems, Inc., a New York corporation (together with all successors thereto, the “Company”), hereby grants to the Grantee, an Option to purchase, on or prior to the Expiration Date (or such earlier date as provided below), all or any part of the number of Shares of Common Stock of the Company indicated above (the “Underlying Shares,” with such Shares once issued being referred to herein as “Option Shares”) at the Exercise Price per share indicated above.

Notwithstanding anything in this Incentive Stock Option Agreement (the “Agreement”) to the contrary, this Option and any Option Shares acquired upon shall be subject to, and governed by, all the terms and conditions of the Plan. To the extent there is any inconsistency between the terms of the Plan and of this Agreement, the terms of the Plan shall control.

All capitalized terms used in this Agreement and not otherwise defined shall have the respective meanings given such terms in the Plan.

1.         Vesting and Exercisability. Subject to such further limitations as are provided in the Plan and as set forth herein, the Option shall vest and become exercisable: [with respect to 25% of the Underlying Shares on each of the first (1st), second (2nd), third (3rd) and fourth (4th) anniversaries of the Vesting Commencement Date until the Option is fully vested and exercisable on the fourth (4th) anniversary of the Vesting Commencement Date.]

2.         Exercise of Option. Prior to the Expiration Date (or such earlier date provided below), the Grantee may exercise this Option by delivering a Option exercise notice (an “Exercise Notice”) in the form of Appendix A hereto indicating his or her election to purchase some or all of the Underlying Shares with respect to which this Option is exercisable at the time of such notice and paying the Exercise Price for the number of Underlying Shares purchased. The Option may not be exercised for any fractional shares.

(a)        Termination of Affiliation. Except as the Committee may otherwise expressly provide, or as may otherwise be expressly provided in any agreement between the Company and the Grantee, if the Grantee has a Termination of Affiliation with the Company and all of its Affiliates, the period within which the Grantee may exercise this Option may be subject to earlier termination as set forth below:

(b)        Termination of Affiliation Due to Death or Disability. If the Grantee’s Termination of Affiliation occurs by reason of such Grantee’s death or Disability, this Option may be exercised, to the extent exercisable on the date of such termination, by the Grantee or by the Grantee’s legal representative or legatee for a period of twelve (12) months from the date of such termination or until the Expiration Date, if earlier.

(c)        Forfeiture Event. If the Grantee has a Forfeiture Event, within the meaning of Section 18.5 of the Plan, all Options (unvested and vested) shall terminate immediately.

(d)        Other Termination. If the Grantee’s Termination of Affiliation occurs for any reason other than death or Disability or Cause, this Option may be exercised, to the extent exercisable on the date of such termination, by the Grantee until the earlier of (i) the date that is three months from the date of the Grantee’s Termination of Affiliation or (ii) the Expiration Date.

(e)        Treatment of Unvested Options on Termination of Affiliation. Any portion of this Option that is not exercisable on the date of the Grantee’s Termination of Affiliation for any reason shall terminate immediately and be null and void and of no further force and effect.

3.         Status of Option. This Option is intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended. Notwithstanding any provision in this Agreement to the contrary, to the extent that any portion of this Option exceeds $100,000 Limit (as described in Section 6.4(d) and (e) of the Plan) such portion of the Option shall not qualify as an “incentive stock option.” In addition, this Option shall not qualify as an “incentive stock option” with respect to the portion of the Option that is exercised more than 3 months after the Grantee ceases to be an employee of the Company or any Subsidiary for any reason other than the Grantee’s death or Disability.

4.         Disqualifying Dispositions. Within 10 days after any Disqualifying Disposition (as defined in Section 6.4(f) of the Plan) of Option Shares acquired upon exercise of this Option, the Grantee shall notify the Company of such Disqualifying Disposition.

5.         Withholding Taxes. The Grantee agrees to make appropriate arrangements with the Company (or the appropriate Affiliate that employed the Grantee) for the satisfaction of all applicable Federal, state, local and foreign income and employment tax withholding requirements, if any, arising in connection with the exercise of the Option. The Grantee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if the Grantee does not deliver or make arrangements to deliver such required withholding amounts to the Company at the time of exercise.

6.         Miscellaneous Provisions.

(a)        Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Grantee.

(b)        Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Grantee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(c)        Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(d)         Non-assignable. All Options granted hereunder shall not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee.

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

REPRO MED SYSYEMS, INC.

By: _______________________________

Name:

Title:

The undersigned hereby acknowledges receiving and reviewing a copy of the Plan and understands that the Option granted hereby is subject to the terms of the Plan and of this Agreement. This Agreement is hereby accepted, and the terms and conditions thereof and of the Plan hereby agreed to, by the undersigned as of the date first above written.

GRANTEE:

Name:

DESIGNATION OF BENEFICIARY: _____________________________________

Appendix A

STOCK OPTION
EXERCISE NOTICE

Repro Med Systems, Inc.

Attention: Corporate Secretary

Pursuant to the terms of the stock option agreement between myself and Repro Med Systems, Inc. (the “Company”) dated ______________ (the “Agreement”), under the Company’s 2021 Omnibus Equity Incentive Plan, I, [Insert Name], hereby [Circle One] partially/fully exercise such Option by including herein payment in the amount of $_________________ representing the purchase price for [Fill in number of Underlying Shares] ___________________ Option Shares. I have chosen the following form(s) of payment:

[  ]  1.  Cash

[  ]  2.  Personal, certified or bank check payable to Repro Med Systems, Inc., or

[  ]  3.  Wire transfer.

Sincerely yours,

Name:

__________________________________

Address:

__________________________________